For the fiscal year ended (a) 8/31/97
File number (c) 811-4023

                         SUB-ITEM 77-0

                           EXHIBITS

          Transactions Effected  Pursuant  to
Rule 10f-3

I.   NY Series

1.   Name of Issuer:
       New York State Housing Finance Agency

2.   Date of Purchase
       07/02/96

3.   Number of Securities Purchased
       50,000

4.   Dollar Amount of Purchase
       $4,954,700

5.   Price Per Unit
       $99.094

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
       PaineWebber

7.     Other   Members  of  the  Underwriting
Syndicate
       See Exhibit A


EXHIBIT A

UNDERWRITER

Goldman, Sachs & Co.
Bear, Stearns & Co. Inc.
Prudential Securities Incorporated
M.R. Beal & Company
Artemis Capital Group, Inc.
Lehman Brothers
J.P. Morgan Securities Inc.
PaineWebber Incorporated
Merrill Lynch & Co.
Smith Barney Inc.
First Albany Corporation
Grigsby Brandford & Co., Inc.
Morgan Stanley & Co. Incorporated
Samuel A. Ramirez & Co., Inc.
Advest, Inc.
A.G. Edwards & Sons, Inc.
Cambridge Partners LLC
Citicorp Securities, Inc.
Lebenthal & Co., Inc.
Pryor, McClendon, Counts & Co., Inc.
Oppenheimer & Co., Inc.
Roosevelt & Cross Incorporated
Muriel Siebert & Co., Inc.
William  E. Simon & Sons Municipal Securities
Inc.



For the semi-annual period (a) 2/28/97
File number (c) 811-4023

                         SUB-ITEM 77-0

                           EXHIBITS

          Transactions Effected  Pursuant  to
Rule 10f-3

I.   NY Series

1.   Name of Issuer
       The City of New York

2.   Date of Purchase
       08/08/96

3.   Number of Securities Purchased
      90,000

4.   Dollar Amount of Purchase
      $8,714,610

5.   Price Per Unit
       $96.829

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
       Merrill Lynch

7.     Other   Members  of  the  Underwriting
Syndicate
       See Exhibit A

EXHIBIT A

UNDERWRITER

Goldman, Sachs & Co.
Bear, Stearns & Co. Inc.
Prudential Securities Incorporated
M.R. Beal & Company
Artemis Capital Group, Inc.
Lehman Brothers
J.P. Morgan Securities Inc.
PaineWebber Incorporated
Merrill Lynch & Co.
Smith Barney Inc.
First Albany Corporation
Morgan Stanley & Co. Incorporated
Samuel A. Ramirez & Co., Inc.
Citicorp Securities, Inc.
The Bank of New York
Roosevelt & Cross Incorporated



For the fiscal year ended (a) 8/31/97
File number (c) 811-4023

                         SUB-ITEM 77-0

                           EXHIBITS

          Transactions Effected  Pursuant  to
Rule 10f-3

I.   NY Series

1.   Name of Issuer
       New York City Water

2.   Date of Purchase
       10/18/96

3.   Number of Securities Purchased
       90,000

4.   Dollar Amount of Purchase
       $8,493,750

5.   Price Per Unit
       $94.375

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
       PaineWebber

7.     Other   Members  of  the  Underwriting
Syndicate
       See Exhibit A


EXHIBIT A

UNDERWRITER

Goldman, Sachs & Co.
Bear, Stearns & Co. Inc.
Prudential Securities Incorporated
Artemis Capital Group, Inc.
Lehman Brothers
J.P. Morgan Securities Inc.
PaineWebber Incorporated
Merrill Lynch & Co.
Smith Barney Inc.
First Albany Corporation
Morgan Stanley & Co. Incorporated
Samuel A. Ramirez & Co., Inc.
Reinoso & Company Incorporated
A.G. Edwards & Sons, Inc.
Dillon, Read & Co.,Inc.
David Lerner Associates Inc.
William E. Simon & Sons Municipal Securities,
Inc.


For the fiscal year ended (a) 8/31/97
File number (c) 811-4023

                         SUB-ITEM 77-0

                           EXHIBITS

          Transactions Effected  Pursuant  to
Rule 10f-3

I.   NY Series

1.   Name of Issuer
       New York City

2.   Date of Purchase
       11/08/96

3.   Number of Securities Purchased
       73,000

4.   Dollar Amount of Purchase
       $7,166,994

5.   Price Per Unit
       $98.178

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
       Bear Stearns

7.     Other   Members  of  the  Underwriting
Syndicate
       See Exhibit A

EXHIBIT A

UNDERWRITER

Goldman, Sachs & Co.
Bear, Stearns & Co. Inc.
Prudential Securities Incorporated
Artemis Capital Group, Inc.
Lehman Brothers
J.P. Morgan Securities Inc.
PaineWebber Incorporated
Merrill Lynch & Co.
Smith Barney Inc.
First Albany Corporation
Morgan Stanley & Co. Incorporated
Samuel A. Ramirez & Co., Inc.
A.G. Edwards & Sons, Inc.
William E. Simon & Sons Municipal Securities,
Inc.
Advest Inc.
M.R. Beal & Company
Cambridge Partners LLC
Lebenthal & Co., Inc.
Pryor, McClendon, Counts & Co., Inc.
Oppenheimer & Co., Inc.
Roosevelt & Cross Incorporated
Muriel Siebert & Co., Inc.




For the fiscal year ended (a) 8/31/97
File number (c) 811-4023

                         SUB-ITEM 77-0

                           EXHIBITS

          Transactions Effected  Pursuant  to
Rule 10f-3

I.   NY Series

1.   Name of Issuer
       New York City

2.   Date of Purchase
       12/18/96

3.   Number of Securities Purchased
       70,850

4.   Dollar Amount of Purchase
       $6,766,246

5.   Price Per Unit
       $95.501

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
       Lehman Brothers

7.     Other   Members  of  the  Underwriting
Syndicate
       See Exhibit A


EXHIBIT A

UNDERWRITER

Goldman, Sachs & Co.
Bear, Stearns & Co. Inc.
Prudential Securities Incorporated
Artemis Capital Group, Inc.
Lehman Brothers
J.P. Morgan Securities Inc.
PaineWebber Incorporated
Merrill Lynch & Co.
Smith Barney Inc.
First Albany Corporation
Morgan Stanley & Co. Incorporated
Samuel A. Ramirez & Co., Inc.
A.G. Edwards & Sons, Inc.
William E. Simon & Sons Municipal Securities,
Inc.
Advest Inc.
M.R. Beal & Company
Cambridge Partners LLC
Lebenthal & Co., Inc.
Pryor, McClendon, Counts & Co., Inc.
Oppenheimer & Co., Inc.
Roosevelt & Cross Incorporated
Muriel Siebert & Co., Inc.







For the fiscal year ended (a) 8/31/97
File number (c) 811-4023

                         SUB-ITEM 77-0

                           EXHIBITS

          Transactions Effected  Pursuant  to
Rule 10f-3

I.   NY Series

1.   Name of Issuer
       New York City

2.   Date of Purchase
       12/18/96

3.   Number of Securities Purchased
       20,000

4.   Dollar Amount of Purchase
       $1,922,040

5.   Price Per Unit
       $96.102

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
       J.P. Morgan

7.     Other   Members  of  the  Underwriting
Syndicate
       See Exhibit A

EXHIBIT A

UNDERWRITER

Goldman, Sachs & Co.
Bear, Stearns & Co. Inc.
Prudential Securities Incorporated
Artemis Capital Group, Inc.
Lehman Brothers
J.P. Morgan Securities Inc.
PaineWebber Incorporated
Merrill Lynch & Co.
Smith Barney Inc.
First Albany Corporation
Morgan Stanley & Co. Incorporated
Samuel A. Ramirez & Co., Inc.
A.G. Edwards & Sons, Inc.
William E. Simon & Sons Municipal Securities,
Inc.
Advest Inc.
M.R. Beal & Company
Cambridge Partners LLC
Lebenthal & Co., Inc.
Pryor, McClendon, Counts & Co., Inc.
Oppenheimer & Co., Inc.
Roosevelt & Cross Incorporated
Muriel Siebert & Co., Inc.




For the fiscal year ended (a) 8/31/97
File number (c) 811-4023

                         SUB-ITEM 77-0

                           EXHIBITS

          Transactions Effected  Pursuant  to
Rule 10f-3

I.   Muni Series,NY Series

1.   Name of Issuer
       New York City Dormitory Authority

2.   Date of Purchase
       10/21/96

3.   Number of Securities Purchased
       10,000

4.   Dollar Amount of Purchase
       $988,180

5.   Price Per Unit
       $98.818

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
       Bear Stearns

7.     Other   Members  of  the  Underwriting
Syndicate
       See Exhibit A

EXHIBIT A

UNDERWRITER

Merrill Lynch & Co.
Bear, Stearns & Co. Inc.
Smith Barney Inc.
Cambridge Partners LLC
Cowen & Co.
Greenwich Partners
A.H. Williams & Co., Inc.
Prudential Securities Incorporated




For the fiscal year ended (a) 8/31/97
File number (c) 811-4023

                         SUB-ITEM 77-0

                           EXHIBITS

          Transactions Effected  Pursuant  to
Rule 10f-3

I.   NY Series

1.   Name of Issuer
       Empire State Development Corp

2.   Date of Purchase
       11/1/96

3.   Number of Securities Purchased
        49,500

4.   Dollar Amount of Purchase
       $4,788,234

5.   Price Per Unit
       $96.732

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
       Morgan Stanley

7.     Other   Members  of  the  Underwriting
Syndicate
       See Exhibit A

EXHIBIT A

UNDERWRITER

Goldman, Sachs & Co.
Bear, Stearns & Co. Inc.
Prudential Securities Incorporated
Lehman Brothers
J.P. Morgan Securities Inc.
PaineWebber Incorporated
Merrill Lynch & Co.
Smith Barney Inc.
First Albany Corporation
Morgan Stanley & Co. Incorporated
Samuel A. Ramirez & Co., Inc.
William E. Simon & Sons Municipal Securities,
Inc.
M.R. Beal & Company
Cambridge Partners LLC
Oppenheimer & Co., Inc.
Roosevelt & Cross Incorporated
Fleet Securities
Carmona Motley & Co. Inc.


For the fiscal year ended (a) 8/31/97
File number (c) 811-4023

                         SUB-ITEM 77-0

                           EXHIBITS

          Transactions Effected  Pursuant  to
Rule 10f-3

I.   MD Series

1.   Name of Issuer
         Puerto   Rico  Commonwealth   Public
Improvement

2.   Date of Purchase
       3/13/97

3.   Number of Securities Purchased
        7,500

4.   Dollar Amount of Purchase
       $727,688

5.   Price Per Unit
       $97.025

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
       Lehman

7.     Other   Members  of  the  Underwriting
Syndicate
       See Exhibit A

EXHIBIT A

UNDERWRITER

Goldman, Sachs & Co.
Bear, Stearns & Co. Inc.
Prudential Securities Incorporated
Lehman Brothers
PaineWebber Incorporated
Merrill Lynch & Co.
Smith Barney Inc.
Morgan Stanley & Co. Incorporated
Citicorp Securities, Inc.
Clark Melvin Securities Corporation
Oriental Financial Services Corp
Dean Witter Reynolds, Inc.
For the fiscal year ended (a) 8/31/97
File number (c) 811-4023

                         SUB-ITEM 77-0

                           EXHIBITS

          Transactions Effected  Pursuant  to
Rule 10f-3

I.   NY Series

1.   Name of Issuer
       New York City

2.   Date of Purchase
       1/17/97

3.   Number of Securities Purchased
       24,000

4.   Dollar Amount of Purchase
       $2,325,768

5.   Price Per Unit
       $96.907

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
       Siebert

7.     Other   Members  of  the  Underwriting
Syndicate
       See Exhibit A

EXHIBIT A

UNDERWRITER

Goldman, Sachs & Co.
Bear, Stearns & Co. Inc.
Prudential Securities Incorporated
Lehman Brothers
J.P. Morgan Securities Inc.
PaineWebber Incorporated
Merrill Lynch & Co.
Smith Barney Inc.
First Albany Corporation
Morgan Stanley & Co. Incorporated
Samuel A. Ramirez & Co., Inc.
A.G. Edwards & Sons, Inc.
William E. Simon & Sons Municipal Securities,
Inc.
Advest Inc.
M.R. Beal & Company
Cambridge Partners LLC
Lebenthal & Co., Inc.
Pryor, McClendon, Counts & Co., Inc.
Oppenheimer & Co., Inc.
Roosevelt & Cross Incorporated
Muriel Siebert & Co., Inc.
Artemis Capital Group
Aubrey G. Lanston & Co. Inc.
Grigsby Brandford & Co., Inc.
Citicorp Securities, Inc.

For the fiscal year ended (a) 8/31/97
File number (c) 811-4023

                         SUB-ITEM 77-0

                           EXHIBITS

          Transactions Effected  Pursuant  to
Rule 10f-3

I.   MD Series

1.   Name of Issuer
       Puerto Rico Elec Pwr Auth

2.   Date of Purchase
       5/9/97

3.   Number of Securities Purchased
       7,500

4.   Dollar Amount of Purchase
       $719,370

5.   Price Per Unit
       $95.916

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
       Bear Stearns

7.     Other   Members  of  the  Underwriting
Syndicate
       See Exhibit A

EXHIBIT A

UNDERWRITER
Goldman, Sachs & Co.
Bear, Stearns & Co. Inc.
Prudential Securities Incorporated
Artemis Capital Group, Inc.
Lehman Brothers
J.P. Morgan Securities Inc.
PaineWebber Incorporated
Merrill Lynch & Co.
Smith Barney Inc.
First Albany Corporation
Morgan Stanley & Co. Incorporated
Samuel A. Ramirez & Co., Inc.
A.G. Edwards & Sons, Inc.
William E. Simon & Sons Municipal Securities,
Inc.
Advest Inc.
M.R. Beal & Company
Cambridge Partners LLC
Lebenthal & Co., Inc.
Pryor, McClendon, Counts & Co., Inc.
Oppenheimer & Co., Inc.
Roosevelt & Cross Incorporated
Muriel Siebert & Co., Inc.




For the fiscal year ended (a) 8/31/97
File number (c) 811-4023

                         SUB-ITEM 77-0

                           EXHIBITS

          Transactions Effected  Pursuant  to
Rule 10f-3

I.   NY Series

1.   Name of Issuer
       New York Series

2.   Date of Purchase
       4/11/97

3.   Number of Securities Purchased
       5994

4.   Dollar Amount of Purchase
       $588,340

5.   Price Per Unit
       $98.139

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
       Smith Barney

7.     Other   Members  of  the  Underwriting
Syndicate
       See Exhibit A

EXHIBIT A

UNDERWRITER
Goldman, Sachs & Co.
Bear, Stearns & Co. Inc.
Prudential Securities Incorporated
Lehman Brothers
J.P. Morgan Securities Inc.
PaineWebber Incorporated
Merrill Lynch & Co.
First Albany Corporation
Morgan Stanley & Co. Incorporated
Samuel A. Ramirez & Co., Inc.
William E. Simon & Sons Municipal Securities,
Inc.
M.R. Beal & Company
Cambridge Partners LLC
Roosevelt & Cross Incorporated
Lebenthal & Co., Inc.
Pryor, McClendon, Counts & Co., Inc.
Oppenheimer & Co., Inc.
Roosevelt & Cross Incorporated
Muriel Siebert & Co., Inc.
Artemis Capital Group
Advest, Inc.
A.G. Edwards and Sons, Inc.
Smith Barney Incorporated
For the fiscal year ended (a) 8/31/97
File number (c) 811-4023

                         SUB-ITEM 77-0

                           EXHIBITS

          Transactions Effected  Pursuant  to
Rule 10f-3

I.   NY Series

1.   Name of Issuer
       New York City

2.   Date of Purchase
       4/11/97

3.   Number of Securities Purchased
       20,000

4.   Dollar Amount of Purchase
       $1,991,100

5.   Price Per Unit
       $99.555

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
       Smith Barney

7.     Other   Members  of  the  Underwriting
Syndicate
       See Exhibit A

EXHIBIT A

UNDERWRITER
Goldman, Sachs & Co.
Bear, Stearns & Co. Inc.
Prudential Securities Incorporated
Lehman Brothers
J.P. Morgan Securities Inc.
PaineWebber Incorporated
Merrill Lynch & Co.
First Albany Corporation
Morgan Stanley & Co. Incorporated
Samuel A. Ramirez & Co., Inc.
William E. Simon & Sons Municipal Securities,
Inc.
M.R. Beal & Company
Cambridge Partners LLC
Roosevelt & Cross Incorporated
Lebenthal & Co., Inc.
Pryor, McClendon, Counts & Co., Inc.
Oppenheimer & Co., Inc.
Roosevelt & Cross Incorporated
Muriel Siebert & Co., Inc.
Artemis Capital Group
Advest, Inc.
A.G. Edwards and Sons, Inc.
For the fiscal year ended (a) 8/31/97
File number (c) 811-4023

                         SUB-ITEM 77-0

                           EXHIBITS

          Transactions Effected  Pursuant  to
Rule 10f-3

I.   OH Series

1.   Name of Issuer
       Puerto Rico Elec Pwr Auth

2.   Date of Purchase
       5/9/97

3.   Number of Securities Purchased
       7,500

4.   Dollar Amount of Purchase
       $719,370

5.   Price Per Unit
       $95.916

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
       Bear Stearns

7.     Other   Members  of  the  Underwriting
Syndicate
       See Exhibit A

EXHIBIT A

UNDERWRITER
Goldman, Sachs & Co.
Bear, Stearns & Co. Inc.
Prudential Securities Incorporated
Lehman Brothers
PaineWebber Incorporated
Merrill Lynch & Co.
Smith Barney Inc.
Morgan Stanley & Co. Incorporated
Citicorp Securities, Inc.
Clark Melvin Securities Corporation
Oriental Financial Services Corp
Dean Witter Reynolds, Inc.


For the fiscal year ended (a) 8/31/97
File number (c) 811-4023

                         SUB-ITEM 77-0

                           EXHIBITS

          Transactions Effected  Pursuant  to
Rule 10f-3

I.   MA Series

1.   Name of Issuer
       Mass St.

2.   Date of Purchase
       7/25/97

3.   Number of Securities Purchased
       10

4.   Dollar Amount of Purchase
       $1,086

5.   Price Per Unit
       $108.587

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
       Goldman Sachs

7.     Other   Members  of  the  Underwriting
Syndicate
       See Exhibit A

EXHIBIT A

UNDERWRITER

Goldman, Sachs & Co.
Prudential Securities Incorporated
Lehman Brothers
J.P. Morgan Securities Inc.
PaineWebber Incorporated
Merrill Lynch & Co.
Smith Barney Inc.
First Albany Corporation
William E. Simon & Sons Municipal Securities,
Inc.
Fleet Securities
Bank Boston NA
State Street Bank and Trust Company
Advest Inc.
Artemis Capital Group, Inc.
A.G. Edwards & Sons, Inc.
Bear Stearns & Co, Inc.
Colby North Bridge Securities
Pryor, McClendon, Counts & Co., Inc.
Tucker, Anthony Incorporated
WR Lazard. Laidlaw & Luther Inc.
Roosevelt & Cross, Inc.
Cowen & Company